Cash Overdrafts And Cash Equivalents	12 Months Ended
Dec. 31, 2011
Cash Overdrafts And Cash Equivalents [Abstract]
Cash Overdrafts And Cash Equivalents
10.           Cash Overdrafts and Cash Equivalents
Included in accounts payable are cash overdrafts of $10.3 million and $11.1 million as of December 31, 2011 and 2010, respectively.

From time to time throughout the year, we invest excess cash in money market funds or repurchase agreements directly with major commercial banks. We do not physically hold the collateral for repurchase agreements, but the term is less than 10 days.  We closely monitor the creditworthiness of the institutions with which we invest our overnight funds and the quality of the collateral underlying those investments. We had $32.5 million in cash equivalents as of December 31, 2011.  There was $45.5 million in cash equivalents as of December 31, 2010.  The weighted average rate of return for our cash equivalents was 0.1% in both 2011 and 2010.